Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan China Region Fund, JPMorgan Commodities Strategy Fund, JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Equity Income Fund, JPMorgan Emerging Markets Strategic Debt Fund, JPMorgan Global Allocation Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan Income Builder Fund, JPMorgan International Discovery Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Opportunities Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Latin America Fund, JPMorgan Opportunistic Equity Long/Short Fund, JPMorgan Research Market Neutral Fund, JPMorgan Systematic Alpha Fund, JPMorgan Tax Aware Equity Fund, JPMorgan Tax Aware Real Return Fund and JPMorgan Tax Aware Real Return SMA Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Brian S. Shlissel, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/	Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer

December 30, 2016

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan China Region Fund, JPMorgan Commodities Strategy Fund, JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Equity Income Fund, JPMorgan Emerging Markets Strategic Debt Fund, JPMorgan Global Allocation Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan Income Builder Fund, JPMorgan International Discovery Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Opportunities Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Latin America Fund, JPMorgan Opportunistic Equity Long/Short Fund, JPMorgan Research Market Neutral Fund, JPMorgan Systematic Alpha Fund, JPMorgan Tax Aware Equity Fund, JPMorgan Tax Aware Real Return Fund and JPMorgan Tax Aware Real Return SMA Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Laura M. Del Prato, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/	Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer

December 30, 2016

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.